CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND
                           CLEARWATER SMALL CAP FUND
                           CLEARWATER TAX-EXEMPT FUND
                         CLEARWATER INTERNATIONAL FUND

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED APRIL 30, 2009

               The date of this Supplement is September 11, 2009.

     The following changes are made to the Prospectus of the Clearwater Investment Trust with respect to the Clearwater International Fund:

1. The third paragraph under KEY INVESTMENTS AND STRATEGIES on page 15 is replaced with the following:

The Fund uses a "multi-style, multi-manager" approach. The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers, Parametric Portfolio Associates ("Parametric"), AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), Artisan Partners Limited Partnership ("Artisan Partners"), and Eagle Global Advisors, LLC ("Eagle").

2. The following paragraphs are added after the sixth paragraph under KEY INVESTMENTS AND STRATEGIES on page 15:

The portion of the Fund's portfolio allocated to Artisan Partners will be invested primarily in stocks of non-U.S. companies of all sizes. Artisan Partners measures its performance against the MSCI EAFE Index and the MSCI EAFE Value Index. The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization index designed to measure the equity market performance of developed markets other than the United States and Canada. The 21 developed market country indices include in the index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Value Index is a subset of the MSCI EAFE Index. It consists of the securities classified by Morgan Stanly Capital International, Inc. as representing the value style and represents approximately half of the free-float adjusted market capitalization of the MSCI EAFE Index.

Eagle will manage its portion of the Fund's assets in large-cap securities (companies with capitalizations of at least $2 billion). Eagle's investment process is based on both top-down analysis and bottom-up research. Eagle tracks its performance against the MSCI EAFE Index.

3. The first paragraph under HOW THE SUBADVISERS SELECT THE FUND'S INVESTMENTS on page 16 is replaced with the following:

The Fund's subadvisers select securities that they believe will help the Fund to reach its objective. Currently, the Fund has four subadvisers, as set forth below.

4. The last paragraph under HOW THE SUBADVISERS SELECT THE FUND'S INVESTMENTS on page 16 is replaced with the following:

AXA Rosenberg's objective is to construct a portfolio with more future earnings per dollar invested than the market, so the portfolio will generally exhibit a lower forecasted P/E than that of the market, which is known as the Earnings Advantage. AXA Rosenberg favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models, while seeking to construct a portfolio that is similar to its S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range benchmark with respect to characteristics such as country weights, market capitalization, weightings and other risk exposures. Generally, the balance between the valuation model and earnings forecast models will deliver a core portfolio. However, at times, the market environment will lead to a portfolio exhibiting either a value or growth bias, depending on the distribution of company fundamentals. While the success of AXA Rosenberg's mandate relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as AXA Rosenberg's industry weightings and the risks associated with specific individual stock selections, also affect AXA Rosenberg's performance.

Artisan Partners uses a bottom-up investment process, seeking to build a diversified portfolio of non-U.S. stocks that it believes to be undervalued. Artisan Partners' strategy is to identify stocks of all market capitalizations that it considers both high quality and undervalued and that it believes have the potential for superior risk/reward outcomes. Artisan Partners looks for four key investment characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management. At the time the position is initiated, Artisan Partners considers the companies that have survived the first step of its analytical process and ranks them according to the degree of the discount of the current market price of the company's stock to Artisan Partners' estimate of the company's intrinsic value. Artisan Partners assembles the portfolios by taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification and risk management). Artisan Partners adjusts the weightings of securities periodically and also takes into account investment-related considerations, including diversification and liquidity.

The belief behind Eagle's general investment strategy is that high-quality, growth-oriented industry leaders provide investors with positive, risk adjusted, long term returns. The strategy also focuses on companies with a very large capitalization. Eagle's investment process combines top down and bottom up analysis, based on Eagle's proprietary multifactor quantitative models that screen countries, sectors, and securities. Eagle ranks countries and sectors based on fundamental inputs and incorporates a qualitative assessment of the current political and economic climates to determine which countries and sectors present an opportunity and which should be underweighted. The remaining process Eagle uses focuses on bottom up security selection. Eagle looks at a broad universe of stocks with a minimum market capitalization of $2 billion and ranks stocks using a multifactor model that incorporates growth, valuation, and price momentum. Eagle then combines the output of its rankings with the top-down analysis to identify stocks that should receive further consideration. Eagle employs fundamental analysis to determine the quality of company management, competitive advantages, and commitment to shareholders. Eagle also considers performance measures such as return on equity, cash flow return on investment, and earnings quality.

5. On page 21 after the last paragraph in the section MANAGEMENT SERVICES AND FEES, the following is added:

The investment manager has engaged Artisan Partners Limited Partnership ("Artisan Partners") as a sub-adviser to select investments for a portion of the International Fund. Artisan Partners is an independent, privately-held firm that is a limited partnership organized under the laws of Delaware. Artisan Partners' general partner is Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP, a limited partnership organized under the laws of Delaware. Artisan Partners' sole limited partner is Artisan Partners Holdings LP. The sole general partner of Artisan Holdings LP is Artisan Investment Corporation, a Wisconsin corporation. Artisan Partners was organized in March 2009 to succeed to the investment management business of Artisan Partners Holdings LP. Artisan Partners Holdings LP was founded in November 1994 and began providing investment management services in March 1995. The principal address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The investment manager has engaged Eagle Global Advisors, LLC ("Eagle") as a sub-adviser to select investments for a portion of the International Fund.
Eagle is a Texas limited liability company founded in 1996, and asset management is its only business. Eagle's address is 5847 San Felipe, Suite 930, Houston, Texas 77057.

6. On page 22, the following should be added to the table in the section THE PORTFOLIO MANAGERS:

Fund           Subadviser  Portfolio  Since  Past 5 years' business
                           Manager           experience

International  Artisan     N. David   2009   Portfolio Manager at
Fund           Partners    Samra             Artisan Partners since
                                             2002 and a Managing
                                             Director of Artisan
                                             Partners

                           Daniel J.  2009   Portfolio Manager at
                           O'Keefe           Artisan Partners since
                                             2006 and Analyst for
                                             Artisan Partners'
                                             international value strategy
                                             from 2002-2006

International  Eagle       Edward R.   2009  Senior Partner and
Fund                       Allen, III        Portfolio Manager at Eagle
                                             since 1996

                           John F.     2009  Partner and Portfolio
                           Gualy             Manager at Eagle since
                                             1996

                           Thomas N.   2009  Senior Partner and
                           Hunt, III         Portfolio Manager at Eagle
                                             since 1996

                           Steven S.   2009  Senior Partner and
                           Russo             Portfolio Manager at Eagle
                                             since 1996

7. On page 35, the following information should be added under CLEARWATER INTERNATIONAL FUND SUBADVISERS:

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Eagle Global Advisors, LLC
5847 San Felipe, Suite 930
Houston, TX 77057

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND
                           CLEARWATER SMALL CAP FUND
                           CLEARWATER TAX-EXEMPT FUND
                         CLEARWATER INTERNATIONAL FUND

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2009

               The date of this Supplement is September 11, 2009.

The following changes are made to the Statement of Additional Information of the Clearwater Investment Trust with regard to the Clearwater International Fund:

1. After the last paragraph in the section FURTHER INFORMATION CONCERNING INTERNATIONAL FUND on page 16, the following paragraphs should be added:

Participation Certificates. The International Fund may invest up to 10% of its assets measured at the time of purchase in equity-linked securities (called "participation certificates" in this SAI but may be called different names by issuers). Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the "1933 Act"). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers. In a typical transaction, the International Fund would buy a participation certificate from a bank or broker-dealer (the "counterparty") that would entitle the International Fund to a return measured by the change in value of an identified underlying security. The International Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase, converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or the International Fund exercises the participation certificate and closes its position, the International Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars, less transaction costs.

There are risks associated with participation certificates. The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The International Fund's ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. If the International Fund invests in a participation certificate, it will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the International Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The International Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. The International Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time the International Fund's assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the International Fund's investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

Rule 144A Securities. The International Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A ("Rule 144A securities") under the 1933 Act. Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The International Fund may purchase Rule 144A securities, including participation certificates, that are privately placed in the United States. Most of the securities purchased by the International Fund under Rule 144A are then typically freely tradable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradable as their underlying securities.

Artisan Partners, in conjunction with the Investment Manager as appropriate and under the supervision of the Funds' Board of Trustees, may consider whether Rule 144A securities are illiquid and thus subject to the International Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the International Fund's holdings of illiquid securities would be reviewed by the Investment Manager to determine what steps, if any, are required to assure that the International Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the International Fund's assets invested in illiquid securities if such securities are not freely tradable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

2. On page 24 in the section PORTFOLIO SUBADVISERS, the following should be added after the last paragraph:

Artisan Partners Limited Partnership. Artisan Partners Limited Partnership ("Artisan Partners") is a registered investment adviser under the Advisers Act. Artisan Partners is a subsidiary of Artisan

Partners Holdings LP. Artisan Partners entered into a subadvisory contract dated June 8, 2009 to manage a portion of the International Fund's portfolio. Artisan Partner's address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund's investment objectives and policies. Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund's assets it manages. As compensation, Artisan Partners receives a fee that is based on its portion of the International Fund's net assets.

Fees payable to Artisan Partners are calculated and accrued monthly on the basis of month-end net assets under Artisan Partners' management and are paid quarterly by the investment manager. The annual fee rates are listed below:

      Percent     Net Assets
      0.80%       Up to and including $50 million
      0.60%       Next $50 million
      0.50%       More than $100 million

Eagle Global Advisors, LLC. Eagle Global Advisors, LLC ("Eagle") is a registered investment adviser under the Advisers Act. Eagle is a Texas limited liability company founded in 1996. Eagle entered into a subadvisory contract dated May 18, 2009 to manage a portion of the International Fund's portfolio. Eagle's address is 5847 San Felipe, Suite 930, Houston, TX 77057.

Under the International Fund subadvisory contract, Eagle develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund's investment objectives and policies. Eagle is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund's assets it manages. As compensation, Eagle receives a fee that is based on its portion of the International Fund's net assets.

Fees payable to Eagle are calculated and accrued monthly on the basis of month-end net assets under Eagle's management and are paid quarterly by the investment manager. The annual fee rates are listed below:

      Percent     Net Assets
      0.60%       Up to and including $100 million
      0.50%       More than $100 million


3. The following should be added to the table on page 27 under OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING:

Portfolio Manager  Fund           Other Accounts Managed by the Portfolio Manager*

N. David Samra     International  Other Registered Investment Companies: 2 funds
                   Fund           with total assets of approximately $1.21 billion

                                  Other Accounts: 14 accounts with total assets of approximately $1.05 billion

Daniel J. O'Keefe  International  Other Registered Investment Companies: 2 funds
                   Fund           with total assets of approximately $1.21 billion

                                  Other Accounts: 14 accounts with total assets of approximately $1.05 billion

Edward R. Allen    International  Other Registered Investment Companies: 4 funds
III, Ph.D., CFA    Fund           with total assets of approximately $237 million

                                  Other Accounts: 240 accounts with total assets of
                                  approximately $523 million

John F. Gualy      International  Other Registered Investment Companies: 4 funds
                   Fund           with total assets of approximately $237 million

                                  Other Accounts: 240 accounts with total assets of
                                  approximately $523 million

Thomas N. Hunt,    International  Other Registered Investment Companies: 4 funds
III                Fund           with total assets of approximately $237 million

                                  Other Accounts: 240 accounts with total assets of
                                  approximately $523 million

Steven S. Russo    International  Other Registered Investment Companies: 4 funds
                   Fund           with total assets of approximately $237 million

                                  Other Accounts: 240 accounts with total assets of
                                  approximately $523 million

* Data for this portion of the table is as of May 31, 2009

4.  The following should be added to the table on pages 28-34 under CONFLICTS OF
INTEREST:

Portfolio Manager  Fund           Conflict of Interest

N. David Samra     International  There are a number of ways in which the interests of
                   Fund           Artisan Partners, its portfolio managers and its other
Daniel J. O'Keefe                 personnel might conflict with the interests of International
                                  Fund and its shareholders.  Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the
                                  effects of conflicts of interest in the areas of devoting time and attention to the management of the accounts,
                                  allocating portfolio transactions among client accounts,
                                  soft dollars and commission recapture, proprietary and
                                  personal investments by employees, and proxy voting.

                                  Because Artisan Partners generally does not tailor its
                                  investment management services to the individual needs of
                                  clients, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan
                                  Partners invests on behalf of all of its client accounts.

                                  From time to time, clients in a particular investment
                                  strategy may invest in a security issued by a company, or
                                  an affiliate of a company, that is also a client of Artisan
                                  Partners or has another business relationship with Artisan
                                  Partners or its affiliates.  Artisan Partners has written
                                  policies designed to prevent the misuse of material non
                                  public information.  The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if
                                  Artisan Partners believes that it is or may be in possession of material non-public information regarding the security
                                  that would be the subject of that transaction.

                                  Artisan Partners provides separate account management
                                  services to a number of entities, including some that may
                                  be, or affiliates of which may be, service providers to
                                  International Fund.  In every case, the compensation
                                  received by Artisan Partners for its advisory services is
                                  consistent with the fees received by Artisan Partners from clients that have no relationship with International Fund.

                                  Like the fees Artisan Partners receives from International
                                  Fund, the fees Artisan Partners receives as compensation
                                  from other client accounts are typically calculated as a
                                  percentage of the client's assets under management.

                                  However, Artisan Partners may, under certain
                                  circumstances, negotiate performance-based fee
                                  arrangements.  Performance-based fee arrangements are
                                  negotiated with clients on a case-by-case basis and may
                                  include, among other types of arrangements, fulcrum fee
                                  arrangements (in which the fee is based on actual Artisan
                                  Partners' performance against an agreed upon
                                  benchmark), a fee based upon appreciation of assets under
                                  management for the client or a fee based upon the amount
                                  of gain in an account.  As of June 11, 2009, Artisan
                                  Partners had two separate accounts with performance
                                  based fees encompassing all of its investment strategies.
                                  Neither of those separate accounts is in Artisan Partners'
                                  international value or global value investment strategy.
                                  Although Artisan Partners may have an incentive to
                                  manage the assets of accounts with performance-based
                                  fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan
                                  Partners' procedures to manage all clients within a
                                  particular strategy similarly regardless of fee structure.

Edward R. Allen,   International  It is possible that conflicts of interest may arise in
III                Fund           connection with a portfolio manager's management of a
                                  fund's investment portfolio (the "Portfolio") on the one
John F. Gualy                     hand and the investments of other accounts for which the
                                  portfolio manager is responsible on the other.  For
Thomas N. Hunt,                   example, a portfolio manager may have conflicts of
III                               interest in allocating management time, resources, and
                                  investment opportunities among the Portfolio and other
Steven S. Russo                   accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Portfolio and other accounts, a portfolio manager may take action
                                  with respect to another account that differs from the action taken with respect to the Portfolio.  In some cases, another account managed by a portfolio manager may compensate
                                  the investment adviser based on the performance of the
                                  securities held by that account.  The existence of such a
                                  performance based fee may create additional conflicts of
                                  interest for the portfolio manager in the allocation of
                                  management time, resources, and investment
                                  opportunities.  Whenever conflicts of interest arise, the
                                  portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  Eagle has adopted several policies and
                                  procedures designed to address these potential conflicts
                                  including a code of ethics and policies which govern
                                  Eagle's trading practices, including

                                  among other things the aggregation and allocation of
                                  trades among clients, brokerage allocation, cross trades
                                  and best execution.

Portfolio Manager  Fund           Compensation Structure


N. David Samra     International  Artisan Partners' portfolio managers are
                   Fund           compensated through a fixed base salary
Daniel J.                         and a subjectively determined incentive
O'Keefe                           bonus that is a portion of a bonus pool, the
                                  aggregate amount of which is tied to Artisan
                                  Partners' fee revenues generated by all
                                  accounts included within the manager's
                                  investment strategies, including the
                                  International Fund. Portfolio managers are
                                  not compensated based on the performance
                                  of accounts, except to the extent that
                                  positive account performance results in
                                  increased investment management fees
                                  earned by Artisan Partners based on assets
                                  under management. Artisan Partners bases
                                  incentive bonuses on revenues earned with
                                  respect to the investment strategy, rather
                                  than on investment performance, because
                                  Artisan Partners believes this method aligns
                                  portfolio managers' interests more closely
                                  with the long-term interests of clients. The
                                  portfolio managers also participate in group
                                  life, health, medical reimbursement, and
                                  retirement plans that are generally available
                                  to all of Artisan Partners' salaried
                                  employees. All of Artisan Partners' senior
                                  professionals, including portfolio managers,
                                  have or are expected to have over a
                                  reasonable time limited partnership interests
                                  in the firm.

Edward R. Allen,   International  Each of the Eagle portfolio managers are
III                Fund           partners of Eagle.  Compensation of Eagle
                                  partners has two primary components: (1) a
John F. Gualy                     base salary and (2) profit participation
                                  based on ownership.  Compensation of
Thomas N. Hunt,                   Eagle partners is reviewed primarily on an
III                               annual basis.  Profit participations are
                                  typically paid
Steven S. Russo

                                  near or just after year end.

                                  Eagle compensates its partners based
                                  primarily on the scale and complexity of their portfolio responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Eagle seeks to compensate partners commensurate with their responsibilities and performance and competitive with other firms with the investment management industry. This is reflected in the partners' salaries.

                                  Salaries and profit participations are also influenced by the operating performance of Eagle. While the salaries of Eagle's partners are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance of the firm.

6. The following should be added to the table on page 34 under the section SHARE OWNERSHIP BY PORTFOLIO MANAGERS:

Portfolio Manager  Fund                Ownership

N. David Samra     International Fund  A

Daniel J. O'Keefe  International Fund  A

Edward R. Allen,   International Fund
III                                    A

John F. Gualy      International Fund  A

Thomas N. Hunt,    International Fund
III                                    A

Steven S. Russo    International Fund  A

7. The following proxy voting policies for Artisan Partners and Eagle are added to Exhibit B.

PROXY VOTING POLICY

1.   INTRODUCTION.

     As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.   RESPONSIBILITY FOR VOTING.

     Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.   PRIMARY CONSIDERATION IN VOTING.

     When Artisan Partners votes a client's proxy with respect to a specific issuer, a client's economic interest as a shareholder of that issuer is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.   ENGAGEMENT OF SERVICE PROVIDER.

     Artisan Partners has engaged RiskMetrics Group (formerly Institutional Shareholder Services) ("RiskMetrics") to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners;
     (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies;
     (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall RiskMetrics have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to RiskMetrics in this policy shall be deemed to be references to those other entities. In addition to RiskMetrics, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.   VOTING GUIDELINES.

     A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

     B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by RiskMetrics. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

     C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

          -    No Responsibility. In certain circumstances, a client may
               -----------------
               direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client's proxy after a client has terminated its advisory relationship with Artisan Partners.

          -    Limited Value. Artisan Partners may abstain from voting the
               -------------
               client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

          -    Unjustifiable Costs or Disadvantages. Artisan Partners may
               ------------------------------------
               also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

          - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.   PROXY VOTING COMMITTEE.

     Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by RiskMetrics, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified in Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.   ADMINISTRATION.

     A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

     B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

          - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

          - adopted a proxy voting policy that Artisan Partners is required to follow.

          Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

     C. NOTIFICATION OF CUSTODIAN AND RISKMETRICS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the client accounting department or a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to RiskMetrics and shall notify RiskMetrics of those instructions.

     D. RISKMETRICS REPORTS ON PENDING PROXY SOLICITATIONS. RiskMetrics publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review RiskMetrics' reports as necessary, but no less frequently than weekly.

     E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation;
          (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

          Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

          Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote. If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

          Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of RiskMetrics, provided that RiskMetrics provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe RiskMetrics is independent of such issuer. If neither GL nor RiskMetrics meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

     F. VOTING ANALYSIS. RiskMetrics delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

          - for all votes relating to routine or corporate administrative items (as identified in the Guidelines), excluding Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

                    o    if the vote does not relate to an Identified
                         Issuer, the Proxy Administrator shall confirm with RiskMetrics that the vote will be cast in accordance with the Guidelines; or

                    o if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for all votes relating to Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

                    o    if the vote does not relate to an Identified
                         Issuer, the Proxy Administrator shall contact a member of the Proxy Voting Committee and such Committee member will determine whether the vote should be cast consistent with management's recommendation or submitted to the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote (in which case the voting item will be treated as a discretionary item as set forth below); or

                    o if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for all other votes (identified as discretionary items in the Guidelines):

                    o    if the vote does not relate to an Identified
                         Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C. If the team recommends a vote consistent with the recommendation of RiskMetrics, the Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of RiskMetrics, RiskMetrics does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the Proxy Administrator will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                         In certain circumstances, RiskMetrics may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from RiskMetrics and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of RiskMetrics shall be followed in accordance with and subject to the guidelines set forth above.

                    o if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

     G.   CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan
          Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to the Proxy Administrator or a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.   REVIEW OF VOTES CAST.

     On a quarterly basis, Artisan Partners engages in a reconciliation process by which it compares (a) the number of shares voted by RiskMetrics with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. Artisan Partners performs this quarterly reconciliation of the voting records of each client at least once per year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

     The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, RiskMetrics may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of RiskMetrics, Artisan Partners shall work with RiskMetrics to minimize the risk of such errors in the future.

9.   RECORDS AND REPORTS.

     A.   REPORTS. Artisan Partners shall make a summary of this Proxy
          Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

     B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

          1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

          2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

     C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by RiskMetrics or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by RiskMetrics or a service provider of Artisan Partners, RiskMetrics or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

          1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

          4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

     D. RECORDS - RETENTION. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.  ATTACHED EXHIBITS

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

          Appendix A    Proxy Voting Guidelines

          Appendix B    Proxy Voting Committee

          Appendix C    Request Form for Proxy Voting Committee's
                        Consideration of Vote

                                   APPENDIX A
                            PROXY VOTING GUIDELINES

I    BACKGROUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

II.  GENERAL GUIDELINES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     A.   Reliance on Information Provided by and Due Diligence of RiskMetrics.1
     B.   Non-U.S. Securities. . . . . . . . . . . . . . . . . . . . . . . . . 1
     C.   Securities Lending. . . . . . . . . . . . . . . . . . . . . . . . .  2
     D.   Securities Not Acquired by Artisan Partners. . . . . . . . . . . . . 2
     E.   Social and Environmental Issues. . . . . . . . . . . . . . . . . . . 2
     F.   Consideration of Relevant Factors. . . . . . . . . . . . . . . . . . 2

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS. . . . . . . . . . . . . . . . 3
     A.   Operational Items. . . . . . . . . . . . . . . . . . . . . . . . . . 3
          1.   Adjourn Meeting. . . . . . . . . . . . . . . . . . . . . . . .  3
          2.   Amend Quorum Requirements. . . . . . . . . . . . . . . . . . .  3
          3.   Minor Amendment to Charter or Bylaws. . . . . . . . . . . . . . 3
          4.   Change Company Name. . . . . . . . . . . . . . . . . . . . . .  3
          5.   Change in Principal Place of Business or Registered Office. . . 3
          6.   Change Date, Time or Location of Annual Meeting. . . . . . . .  3
          7.   Ratify Auditors. . . . . . . . . . . . . . . . . . . . . . . .  3
          8.   Authorize Board to Fix Remuneration of Auditors. . . . . . . .  4
          9.   Confidential Voting. . . . . . . . . . . . . . . . . . . . . .  4
          10.  Submission of Financial Statements and Statutory Reports. . . . 4
          11.  Cash Dividend Distributions and Profit Distribution/Allocation
               Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
          12.  Transact Other Business. . . . . . . . . . . . . . . . . . . .  4
          13.  Electronic Communications to Shareholders. . . . . . . . . . .  4
          14.  Routine Operational Items of Foreign Issuers. . . . . . . . . . 4
     B.   Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . .  5
          1.   Director Nominees in Uncontested Elections. . . . . . . . . . . 5
          2.   Age Limits. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          3.   Service on Other Boards. . . . . . . . . . . . . . . . . . . .  6
          4.   Board Size. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          5.   Classification/Declassification of the Board. . . . . . . . . . 7
          6.   Cumulative Voting. . . . . . . . . . . . . . . . . . . . . . .  7
          7.   Director and Officer Indemnification and Liability Protection.  7
          8.   Filling Vacancies. . . . . . . . . . . . . . . . . . . . . . .  7
          9.   Removal of Directors. . . . . . . . . . . . . . . . . . . . . . 7
          10.  Stock Ownership Requirements. . . . . . . . . . . . . . . . . . 7
          11.  Term Limits. . . . . . . . . . . . . . . . . . . . . . . . . .  7
          12.  Majority Vote Requirements. . . . . . . . . . . . . . . . . . . 7
     C.   Mergers and Corporate Restructuring. . . . . . . . . . . . . . . . . 7
          1.   Appraisal Right. . . . . . . . . . . . . . . . . . . . . . . .  7
          2.   Conversion of Securities and Corporate Reorganizations. . . . . 8
     D.   Antitakeover Defenses and Voting Related Issues. . . . . . . . . . . 8
          1.   Amend Bylaws without Shareholder Consent. . . . . . . . . . . . 8
          2.   Control Share Acquisition Provisions. . . . . . . . . . . . . . 8
          3.   Fair Price Provisions. . . . . . . . . . . . . . . . . . . . .  8

          4.   Greenmail. . . . . . . . . . . . . . . . . . . . . . . . . . .  8
          5.   Issue Stock for Use with Rights Plan. . . . . . . . . . . . . . 8
          6.   Poison Pills (Shareholder Rights Plans). . . . . . . . . . . .  8
          7.   Shareholders' Ability to Act by Written Consent. . . . . . . .  8
          8.   Stakeholder Provisions. . . . . . . . . . . . . . . . . . . . . 8
          9.   Supermajority Vote Requirements. . . . . . . . . . . . . . . .  8
     E.   Capital Structure. . . . . . . . . . . . . . . . . . . . . . . . . . 8
          1.   Adjustments to Par Value of Common Stock. . . . . . . . . . . . 8
          2.   Common Stock Authorization. . . . . . . . . . . . . . . . . . . 9
          3.   Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . .  9
          4.   Dual Class Stock. . . . . . . . . . . . . . . . . . . . . . . . 9
          5.   General Issuances of Equity or Equity-Linked Securities. . . .  9
          6.   Share Repurchase Programs. . . . . . . . . . . . . . . . . . .  9
          7.   Reissuance of Repurchased Shares. . . . . . . . . . . . . . . . 9
          8.   Cancellation of Repurchased Shares. . . . . . . . . . . . . .  10
          9.   Stock Distributions: Splits and Dividends. . . . . . . . . . . 10
          10.  Reverse Stock Splits. . . . . . . . . . . . . . . . . . . . .  10
     F.   Executive and Director Compensation. . . . . . . . . . . . . . . .  10
          1.   Stock Plans in Lieu of Cash. . . . . . . . . . . . . . . . . . 10
          2.   Director Retirement Plans. . . . . . . . . . . . . . . . . . . 10
          3.   Incentive Bonus Plans and Tax Deductibility Proposals. . . . . 10
          4.   Shareholder Advisory Actions Regarding Executive Compensation. 10
     G.   Bundled Proposals (Routine Items Only). . . . . . . . . . . . . . . 10

IV.  DISCRETIONARY ISSUES. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     A.   Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . 11
          1.   Majority of Independent Directors. . . . . . . . . . . . . . . 11
          2.   Majority of Independent Committee Members. . . . . . . . . . . 11
          3.   Independent Chairman (Separate Chairman/CEO). . . . . . . . .  11
          4.   Cumulative Voting. . . . . . . . . . . . . . . . . . . . . . . 11
          5.   Director and Officer Indemnification and Liability Protection. 11
     B.   Proxy Contests. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
          1.   Director Nominees in Contested Elections. . . . . . . . . . .  12
          2.   Reimbursing Proxy Solicitation Expenses. . . . . . . . . . . . 12
     C.   Mergers and Corporate Restructuring. . . . . . . . . . . . . . . .  12
          1.   Mergers and Acquisitions, Asset Purchases and Asset Sales. . . 12
          2.   Conversion of Securities and Corporate Reorganizations. . . .  13
          3.   Formation of Holding Company. . . . . . . . . . . . . . . . .  13
          4.   Going Private Transactions (LBOs and Minority Squeezeouts). .  13
          5.   Issuance of Warrants/Convertibles/Debentures. . . . . . . . .  14
          6.   Joint Ventures. . . . . . . . . . . . . . . . . . . . . . . .  14
          7.   Liquidations. . . . . . . . . . . . . . . . . . . . . . . . .  14
          8.   Private Placements. . . . . . . . . . . . . . . . . . . . . .  14
          9.   Prepackaged Bankruptcy Plans. . . . . . . . . . . . . . . . .  15
          10.  Recapitalizations. . . . . . . . . . . . . . . . . . . . . . . 15
          11.  Spinoffs. . . . . . . . . . . . . . . . . . . . . . . . . . .. 15
     D.   Antitakeover Defenses. . . . . . . . . . . . . . . . . . . . . . .. 16
          1.   Fair Price Provisions. . . . . . . . . . . . . . . . . . . . . 16
          2.   Greenmail. . . . . . . . . . . . . . . . . . . . . . . . . . . 16

          3.   Poison Pills (Shareholder Rights Plans). . . . . . . . . . . . 16
          4.   Shareholders' Ability to Call Special Meetings. . . . . . . .  17
     E.   State or Country of Incorporation. . . . . . . . . . . . . . . . .  17
          1.   State Takeover Statutes. . . . . . . . . . . . . . . . . . . . 17
          2.   Reincorporation Proposals. . . . . . . . . . . . . . . . . . . 17
     F.   Capital Structure. . . . . . . . . . . . . . . . . . . . . . . . .  17
          1.   Common Stock Authorization. . . . . . . . . . . . . . . . . .  17
          2.   Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . . 17
          3.   Reverse Stock Splits. . . . . . . . . . . . . . . . . . . . .  17
          4.   Preemptive Rights. . . . . . . . . . . . . . . . . . . . . . . 18
          5.   Tracking Stock. . . . . . . . . . . . . . . . . . . . . . . .  18
     G.   Executive and Director Compensation. . . . . . . . . . . . . . . .  18
          1.   Bundled Compensation. . . . . . . . . . . . . . . . . . . . .  18
          2.   Compensation Plans. . . . . . . . . . . . . . . . . . . . . .  18
          3.   Remuneration Report. . . . . . . . . . . . . . . . . . . . . . 18
          4.   Stock Plans in Lieu of Cash. . . . . . . . . . . . . . . . . . 18
          5.   Management Proposals Seeking Approval to Reprice Options. . .  19
          6.   Employee Stock Purchase Plans. . . . . . . . . . . . . . . . . 19
          7.   Incentive Bonus Plans and Tax Deductibility Proposals. . . . . 19
          8.   Shareholder Proposals Regarding Executive and Director Pay. .  19
          9.   Golden and Tin Parachutes. . . . . . . . . . . . . . . . . . . 19
     H.   Bundled Proposals. . . . . . . . . . . . . . . . . . . . . . . . .  20

I.   BACKGROUND.

     The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by RiskMetrics.

     The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. RiskMetrics is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

     The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

     In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.  GENERAL GUIDELINES

     A.   RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF
          RISKMETRICS. Artisan Partners may rely on the information provided by and due diligence efforts of RiskMetrics in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by RiskMetrics is incorrect.

     B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or RiskMetrics on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client's account unless the client, in conjunction with the client's custodian, has fulfilled these requirements.

     C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

     D. SECURITIES NOT ACQUIRED BY ARTISAN PARTNERS. From time to time, Artisan Partners' client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients' investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of RiskMetrics.

     E. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

     F. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

     A.   OPERATIONAL ITEMS.

          1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

          2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          3. MINOR AMENDMENT TO CHARTER OR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

          4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

          5. CHANGE IN PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

          6.   CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

               - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

               - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          7. RATIFY AUDITORS. Vote FOR management proposals to ratify the selection of auditors, unless:

               - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

               - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          8. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

          9. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

          10. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

          11.  CASH DIVIDEND DISTRIBUTIONS AND PROFIT
               DISTRIBUTION/ALLOCATION PLANS. Vote FOR routine submissions of an issuer's cash dividend payout and profit distribution/allocation plans. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

          12. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

          13. ELECTRONIC COMMUNICATIONS TO SHAREHOLDERS. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

          14. ROUTINE OPERATIONAL ITEMS OF FOREIGN ISSUERS. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

               -    election of chairman of the annual general meeting
                    ("AGM");

               - preparation and approval of list of shareholders entitled to vote at AGM;

               -    approval of meeting agenda;

               -    approval of minutes of previous AGM;

               - acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

               - appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

               - award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

               -    re-registration of shares;

               - discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

               -    approval of retirement plans for employee directors;

               -    approval of general meeting guidelines;

               - grant of authorization to the board of directors to ratify and execute approved resolutions;

               - designation of inspector or shareholder representative for approval of the minutes of the AGM;

               -    acknowledgment of the proper convening of the AGM; and

               - adoption of or approval of changes to procedural rules for shareholders' general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations.

               In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of RiskMetrics.

     B.   BOARD OF DIRECTORS.

          1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer's proxy statement or materials provided by one of Artisan Partners' proxy service providers:

               - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%;

               - Votes to implement or renew a dead-hand or slow-hand poison pill;

               - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years;

               - Ignored a shareholder proposal approved by a majority of the shares outstanding;

               - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

               - With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate's outside boards);

               - In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

               If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled "Proxy Contests" under Discretionary Issues section of the Guidelines.

          2. AGE LIMITS. Vote AGAINST proposals to impose a mandatory retirement age for outside directors.

          3. SERVICE ON OTHER BOARDS. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

          4. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

          5. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

          6. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. In director elections of companies in countries where cumulative voting is required by law or regulation, vote FOR the directors in accordance with the cumulative voting recommendations by RiskMetrics.

          7.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY
               PROTECTION. Vote AGAINST proposals that would eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

          8. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          9. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          10. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

          11. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

          12. MAJORITY VOTE REQUIREMENTS. Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast. Vote FOR management proposals to require election of directors by a majority of votes cast.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          2.   CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Vote
               FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     D.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

          1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

          3. FAIR PRICE PROVISIONS. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

          7.   SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote
               AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          8. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          9. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

     E.   CAPITAL STRUCTURE.

          1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value.

          2. COMMON STOCK AUTHORIZATION. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          3. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          4. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

               - It is intended for financing purposes with minimal or no dilution to current shareholders

               - It is not designed to preserve the voting power of an insider or significant shareholder

          5.   GENERAL ISSUANCES OF EQUITY OR EQUITY-LINKED SECURITIES.
               Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

          6. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans, unless there is evidence that the proposed repurchase plans are not fair to all shareholders.

          7. REISSUANCE OF REPURCHASED SHARES. Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

          8. CANCELLATION OF REPURCHASED SHARES. Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

          9. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

          10. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

     F.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. STOCK PLANS IN LIEU OF CASH. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

          2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          3.   INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote
               FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

          4.   SHAREHOLDER ADVISORY ACTIONS REGARDING EXECUTIVE
               COMPENSATION. Vote AGAINST shareholder proposals to take advisory actions regarding executive compensation.

     G. BUNDLED PROPOSALS (ROUTINE ITEMS ONLY) . Vote bundled or "conditioned" proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of RiskMetrics.

IV.  DISCRETIONARY ISSUES

     A.   BOARD OF DIRECTORS.

          1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

          2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

          3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining any or all of the following factors:

               - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

               - The company publicly discloses a comparison of the duties of its independent lead director and that of its chairman

               - The company publicly discloses a sufficient explanation as to why it chose not to give the position of chairman to the independent lead director

               -    Majority of independent directors

               -    All independent key committees

               -    Established governance guidelines

               -    No problematic governance issues

               -    Company performance

          4. CUMULATIVE VOTING. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

          5.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY
               PROTECTION. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director's or officer's legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

     B.   PROXY CONTESTS.

          1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors:

               -    Performance of the company relative to its peers

               -    Strategic plans of the incumbents and the dissidents

               -    Independence of directors/nominees

               -    Governance profile of the company

               -    Evidence of management entrenchment

               -    Experience and skills of board candidates

               -    Responsiveness to shareholders

               -    Whether takeover offer has been rebuffed

               If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

          2.   REIMBURSING PROXY SOLICITATION EXPENSES. In cases where
               Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

               - Strategic rationale for the transaction and financial and operational benefits

               -    Offer price (cost vs. premium) and market reaction

               -    How the transaction was negotiated and the process

               - Changes in corporate governance and their impact on shareholder rights

               -    Conflicts of interest

          2.   CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS.
               Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

               -    Dilution to existing shareholders' position

               -    Conversion price relative to market value

               -    Financial issues

               -    Control issues

               -    Termination penalties

               -    Terms of the offer

               -    Management's efforts to pursue other alternatives

               -    Conflicts of Interest

          3. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

               -    Reasons for the change

               -    Any financial or tax benefits

               -    Regulatory benefits

               -    Increases in capital structure

               - Changes to the articles of incorporation or bylaws of the company

          4. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

               -    Offer price/premium

               -    Fairness opinion

               -    How the deal was negotiated

               -    Other alternatives/offers considered

               -    Non-completion risk

               -    Conflicts of interest

          5. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue alternatives

               -    Control issues

               -    Conflicts of interest

          6. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

               -    Percentage of assets/business contributed

               -    Percentage ownership

               -    Financial and strategic benefits

               -    Governance structure

               -    Conflicts of interest

               -    Other alternatives

               -    Non-completion risk

          7. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

               -    Management's efforts to pursue other alternatives

               -    Appraisal value of the assets

               - Compensation plan for executives managing the liquidation

               Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          8. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue alternatives

               -    Control issues

               -    Conflicts of interest

               Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          9. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue other alternatives

               -    Control issues

               -    Conflicts of interest

               Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          10. RECAPITALIZATIONS. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

               -    More simplified capital structure

               -    Enhanced liquidity

               - Fairness of conversion terms, including fairness opinion

               -    Impact on voting power and dividends

               -    Reasons for the reclassification

               -    Conflicts of interest

               -    Other alternatives considered

          11. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

               -    Tax and regulatory advantages

               -    Planned use of the sale proceeds

               - Benefits that the spinoff may have on the parent company

               -    Valuation of spinoff

               -    Conflicts of interest

               - Any changes in corporate governance and their impact on shareholder rights

               -    Change in the capital structure

     D.   ANTITAKEOVER DEFENSES.

          1. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

               - Percentage of outstanding shares that an acquirer must obtain before triggering the defense

               -    Formula employed in determining fair price

               - Vote needed to overcome the board's opposition to the acquisition

               - Vote required to repeal or amend the fair pricing provision

               - Size of the block of shares controlled by officers, directors, and their affiliates

               -    Other takeover provisions

               -    Company history relating to premium acquisition offers

          2. GREENMAIL. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

          3. POISON PILLS (SHAREHOLDER RIGHTS PLANS) . Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

               -    20% or higher flip-in or flip-over

               -    Two to three year sunset provision

               -    No dead-hand, slow-hand, no-hand or similar features

               - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

          4. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Votes on proposals to restrict or prohibit shareholders' ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

     E.   STATE OR COUNTRY OF INCORPORATION.

          1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

          2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns:

               -    Reasons for reincorporation

               - Comparison of company's governance provisions prior to and following the transaction

               - Comparison of corporation laws of original state or country and destination state or country

     F.   CAPITAL STRUCTURE.

          1. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

          2. PREFERRED STOCK. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          3. REVERSE STOCK SPLITS. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

          4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

               -    The size of the company

               -    The shareholder base

               -    The liquidity of the stock

          5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

               -    Adverse governance changes

               -    Excessive increases in authorized capital stock

               -    Unfair method of distribution

               -    Diminution of voting rights

               -    Adverse conversion features

               -    Negative impact on stock option plans

               -    Other alternatives such as a spinoff

     G.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. BUNDLED COMPENSATION. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

          2. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

          3. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

          4. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

          5.   MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS.
               Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

               -    Historic trading patterns

               -    Rationale for the repricing

               - Value-for-value exchange and treatment of surrendered options

               -    Option vesting period and term of the option

               -    Exercise price

               -    Participants

          6. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

               -    Purchase price compared to fair market value

               -    Offering period

               -    Potential voting power dilution

          7. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

          8.   SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY.
               Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers' compensation, pay level versus industry-typical compensation, and long term corporate outlook.

          9. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

               - The parachute should be less attractive than an ongoing employment opportunity with the firm; and

               - The triggering mechanism should be beyond the control of management.

     H. BUNDLED PROPOSALS. Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B
                             PROXY VOTING COMMITTEE



JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON
JASNA B. DOLGOV



Revised Date: 03/24/09

                                   APPENDIX C
                      REQUEST FOR PROXY VOTING COMMITTEE'S
                             CONSIDERATION OF VOTE

FOR VOTES ON ISSUES OTHER THAN ROUTINE OR CORPORATE ADMINISTRATIVE ITEMS (AS DESCRIBED IN THE GUIDELINES), ARTISAN PARTNERS' PROXY VOTING POLICY REQUIRES A PROXY ADMINISTRATOR TO CONTACT THE INVESTMENT TEAM(S) WHOSE PORTFOLIO(S) HOLD THE SUBJECT SECURITY TO ASCERTAIN THE TEAM'S RECOMMENDATION WITH RESPECT TO THE VOTE. IN ADDITION, THE POLICY PERMITS PORTFOLIO MANAGERS TO SUBMIT RECOMMENDATIONS FOR PROXY VOTES FOR ITEMS NOT COVERED IN THE GUIDELINES OR THAT ARE CONTRARY TO THE GUIDELINES TO THE PROXY VOTING COMMITTEE. THE COMMITTEE IS THEN RESPONSIBLE FOR REVIEWING THE RECOMMENDATION AND DETERMINING THE VOTE TO BE CAST. THE PROXY VOTING POLICY ALSO REQUIRES THAT ALL VOTES TAKEN WITH RESPECT TO IDENTIFIED ISSUERS BE PRESENTED TO THE COMMITTEE FOR REVIEW AND DETERMINATION AS TO THE VOTES TO BE CAST. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING AN INVESTMENT TEAM'S RECOMMENDATION AND/OR A VOTE RELATING TO AN IDENTIFIED ISSUER, THE PROXY ADMINISTRATOR SHALL COMPLETE THE FORM BELOW AND PROVIDE IT TO THE ADMINISTRATIVE ASSISTANT OF THE LEGAL AND COMPLIANCE GROUP. THE ADMINISTRATIVE ASSISTANT WILL FORWARD THE FORM TO MEMBERS OF THE COMMITTEE, WHO WILL REVIEW IT IN CONNECTION WITH THEIR CONVENING A MEETING.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I.  INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)
-----------------------------------

a.   Name of  issuer:

b.   Date of  meeting:               Deadline  for  casting  vote:

c.   Investment  strategy  or  strategies  in  which  issuer  is  held:

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? Yes [] No []

e.   Is issuer  an  Identified  Issuer?  []  Yes  []  No

f. Attach research and recommendation from RiskMetrics on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.   Name of  proxy  administrator:

PART II.  RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy
------------------------------------------------
Administrator)

a.   Name of  investment  team  contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

PART III.  DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)
-------------------------------------------

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on
                            -----------------------

By:                              , on behalf of the Committee
    -----------------------------
Print Name:

                            PROXY VOTING PROCEDURES

================================================================================

I.   INTRODUCTION

     Eagle has each adopted and implemented policies that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Adviser's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies reflect the Securities and Exchange Commission ("SEC") requirements governing Adviser and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

In developing these policies and procedures, Eagle considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

     -    Eagle  lacks  written  proxy  voting  policies  and  procedures;
     -    Proxies  are  not  voted  in  Clients'  best  interests;
     - Conflicts of interest between Eagle and a Client are not identified or resolved;
     - Proxy voting records, Client requests for proxy voting information, and Eagle's responses to such requests, are not properly maintained;
     - Eagle lacks policies and procedures regarding Clients' participation in class action lawsuits; and
     - Eagle lacks procedures to ensure it is voting the correct number of proxies.

Eagle has established the following guidelines as an attempt to mitigate these risks.

Overview

     The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

     The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

     In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of the Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers, and from internal research on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The Proxy Administrator may also rely upon third-party analysis from RiskMetrics as an aide in the decision-making process. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

PROXY  POLICY

Eagle's policy is to vote all proxies that it receives for accounts that have designated voting rights to the Company unless an exception exists.

PROXY  PROCEDURES

The Proxy Administrator is responsible for ensuring that proxies are voted pursuant to Eagle policy and Proxy Voting Guidelines as set forth below.

Exceptions

     -    Where  proxies  are  received  late  they  will  not  be  voted.
     - When proxies are received outside of the time frame deemed necessary to obtain any necessary research they may not be voted.
     - Certain securities or specific classes may be subject to share blocking procedures that differ between custodians. It is Eagle's policy to vote "take no action" on such securities and where no such voting option is available it is Eagle's policy not to vote.

PROXY  VOTING  SERVICES  AND  RECONCILIATION

Eagle votes proxies through Governance Analytics for its Mutual Fund clients, through Broadridge for its separate account clients and manually via paper ballot for any accounts that are not set up through those systems. For each new separate account client, Eagle sends a Broadridge new account form to the client's custodian. Eagle requests that the custodian complete the Broadridge new account form and forward it to Broadridge, with a copy to the

Company. If Eagle does not receive a copy of the completed Broadridge new account form within a reasonable period of time, it will follow up with the custodian to ensure that the proper paperwork has been submitted.

Because Eagle manages client accounts held with a number of different custodians, it is not feasible for the Company to reconcile client proxies each time a vote occurs. Therefore, Eagle shall follow these procedures for reconciling proxies:

     - On a case-by-case basis, the Proxy Administrator shall make the determination of whether he deems a proxy to be material, consulting with the appropriate investment committees as necessary. Among other things, the Proxy Administrator may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding. Proxies related to securities for which Eagle files on Schedule D or Schedule G should always be considered material.

     - If the proxy is deemed to be material, the Proxy Administrator shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

     - The Proxy Administrator will maintain documentation of each reconciliation. In the event that a reconciliation identifies proxy voting exceptions, the Proxy Administrator will document the reason(s) for the exceptions and further actions taken, if any.

     - The Proxy Administrator may conduct additional reconciliations as needed. At least one proxy will be reconciled for each investment model each year, regardless of whether a material proxy has been identified.

PROXY VOTING GUIDELINES

     The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, the Adviser will utilize these guidelines in conjunction with recommendations from Institutional Shareholder Services when voting proxies on behalf of its clients.

          A.  ELECTION  OF  BOARD  OF  DIRECTORS

          The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

               - The Adviser will support the election of directors that result in a Board made up of a majority of independent directors.

               - The Adviser will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
               - The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
               - The Adviser will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
               - The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

          B.   APPROVAL  OF  INDEPENDENT  AUDITORS

          The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

          C.   EXECUTIVE  COMPENSATION

          The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     - The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

     - The Adviser will generally vote against plans if annual option grants exceed 2% of shares outstanding.

          These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Adviser will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s), portfolio manager(s), or third-party research to determine when or if it may be appropriate to exceed these guidelines.

     - The Adviser will typically vote against plans that have any of the following structural features:


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
               o Ability to re-price underwater options without shareholder approval.
               o The unrestricted ability to issue options with an exercise price below the stock's current market price.
               o    Automatic  share  replenishment  ("evergreen")  feature.

     - The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

               o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
               o    Using restricted  stock  grants  instead  of  options.

          Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance. The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          In assessing a company's executive compensation plan, the Adviser will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

          D.   CORPORATE  STRUCTURE  MATTERS/ANTI-TAKEOVER  DEFENSES

          As a general matter, the Adviser opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     - Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     - The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     - The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     - The Adviser will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     - The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

     - The Adviser will vote against proposals for a separate class of stock with disparate voting rights.
     - The Adviser will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

          E.   STATE OF  INCORPORATION/OFFSHORE  PRESENCE

          Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Adviser recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Adviser's clients.

          F.   ENVIRONMENTAL/SOCIAL  POLICY  ISSUES

          The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Adviser generally supports management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Adviser expects that the companies in which they invest its clients' assets will act as responsible corporate citizens.

          G.   CIRCUMSTANCES  UNDER  WHICH  THE  ADVISER  WILL  ABSTAIN  FROM
               VOTING

          The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser. Under certain circumstances, the costs to its clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser will take no action from voting. The Adviser will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below.

Identification and Resolution of Conflicts with Clients

     As fiduciaries to its clients, the Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps:

          - Quarterly, the Proxy Administrator will compile a list of significant clients or prospective clients of the Adviser (the "Conflicted Companies"). A Conflicted Company is a company/client that makes up more than 10% of the Advisors revenue or a company where the Advisors is also a finalist for new business that makes up more than 10% of the Advisors revenue.

          - The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eagle CCO, as well as to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer if Eaton Vance accounts are involved.

     The Eagle CCO (in coordination with the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer if Eaton Vance accounts will be affected) will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

          - If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), he will (i) inform the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

          - If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

                    o The client, in the case of an individual or corporate client;
                    o In the case of a Fund its board of directors, or any committee identified by the board; or
                    o The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

          The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

          If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

     The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

          - A copy of the Adviser's proxy voting policies and procedures;
          - Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);
          -    A record  of  each  vote  cast*;
          - A copy of any document created by the Adviser that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision;
          - Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records;
          -    N-PX Filings  for  the  fiscal  year  from  July  1  to  June 30;
          - Management reports generated via Broadridge for the calendar year; and
          -    A Microsoft  Excel  spreadsheet  tracking  all  manual  votes.

     All records described above will be maintained in an easily accessible place for five years and will be maintained in the office of the Adviser for two years after they are created.

          *A record of all proxy statements with respect to securities held in client portfolios with respect to which the Company has agreed to vote proxies shall be maintained in the form of copies and an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system. The person responsible for voting proxies shall maintain a record detailing for each company- in the form of copies and an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

               a.   The name  of  the  issuer  of  the  portfolio  security;
               b.   The exchange  ticker  symbol  of  the  portfolio  security;
               c. Whether the registrant cast its vote for or against management.

Class Actions

If "Class Action" documents are received by the Company on behalf of the MLP Investment Partnerships, Eagle will ensure that the Funds either participate in, or opt out of, any class action settlements received. Eagle will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event Eagle opts out of a class action settlement, Eagle will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by Eagle for a separate account client, Eagle will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Eagle is not qualified to make for the client. Therefore Eagle will not file "Class Actions" on behalf of any separate account client.

8. On the last page of the SAI, the following should be inserted under CLEARWATER INTERNATIONAL FUND SUBADVISERS:

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202.

Eagle Global Advisors, LLC
5847 San Felipe, Suite 930
Houston, TX 77057



INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.